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SmartFinancial, Inc. Announces Acquisition of Progressive Financial Group Inc.
KNOXVILLE, Tenn., October 29, 2019 – SmartFinancial, Inc., (Nasdaq: SMBK) (“SmartFinancial”), parent company of SmartBank, and Progressive Financial Group Inc., (“Progressive”), parent company of Progressive Savings Bank, jointly announced today their entry into an agreement and plan of merger pursuant to which SmartFinancial will acquire Progressive.
As of September 30, 2019, Progressive had approximately $296 million of total assets, $258 million in deposits, $190 million in net loans and six branches across Cookeville, Crossville, Jamestown, and Wartburg, Tennessee. The proposed transaction will bolster SmartFinancial’s presence in Tennessee and, based on market share data as of June 30, 2019, SmartFinancial will become the 7th largest community bank by deposits in Tennessee, with total consolidated assets in excess of $2.7 billion.
“The Progressive franchise is complementary to our existing Tennessee footprint, adding adjacent markets where we are excited to introduce the SmartBank banking brand,” explained Billy Carroll, President and CEO of SmartFinancial. “Progressive shares a similar culture to us and their talented team will strengthen our market position and product capabilities.”
“This partnership enhances our strategic vision of building stronger market share in Tennessee,” commented Miller Welborn, Chairman of the Board of SmartFinancial. “We have a proven ability to excel in college markets such as Chattanooga, Knoxville, Murfreesboro and Tuscaloosa. The addition of Cookeville, home of Tennessee Tech University with a student body in excess of 10,000, is a logical extension of our footprint that will further enhance our franchise.”
The transaction consideration, which is comprised of 1,292,592.556 shares of SmartFinancial stock and $14.6 million of cash, is valued on an aggregate basis at approximately $41.4 million, based on SmartFinancial’s closing stock price on October 28, 2019. Based on Progressive’s tangible common equity as of September 30, 2019, the implied price to tangible book value is approximately 124%.
The acquisition, which is subject to customary closing conditions including the approval of Progressive shareholders and the receipt of all necessary regulatory approvals, is expected to be completed in the first half of 2020.
Upon completion of the merger, Ottis H. Phillips, Chief Executive Officer of Progressive, will join the board of SmartFinancial. “We are excited by the prospects of joining a well-respected community bank with strong ties to the state of Tennessee,” remarked Phillips. “We view SmartFinancial as a natural partner and I truly believe that this will be a win-win for all parties involved, including our shareholders, customers, employees and the communities we represent.”

Advisors
Keefe, Bruyette & Woods, Inc. served as financial advisor to SmartFinancial, and Alston & Bird LLP served as its legal advisor. Olsen Palmer LLC served as financial advisor, and Baker, Donelson, Bearman, Caldwell & Berkowitz, PC served as legal counsel to Progressive.

About SmartFinancial, Inc.
SmartFinancial, Inc., with assets in excess of $2.4 billion, is a publicly traded bank holding company for SmartBank based in Knoxville, Tennessee. SmartBank is a full-service commercial bank founded in 2007, with 29 branches spanning East Tennessee, Tuscaloosa and Southwest Alabama, and the Florida Panhandle. Recruiting the best people, delivering exceptional client service, strategic branching, and a disciplined approach to lending have contributed to the company’s success. More information about SmartFinancial can be found on its website: www.smartfinancialinc.com.

About Progressive Financial Group Inc.
Progressive Financial Group Inc. serves as the holding company for Jamestown, Tennessee-based Progressive Savings Bank. Founded in June 1980, Progressive Savings Bank has over $300 million in total assets with six branches across the Upper Cumberland region of Tennessee. The bank currently offers insurance lines, independent investment advice, and tax and accounting advice through its wholly-owned subsidiaries The Rains Agency, Cravens and Company Advisors, LLC, and Progressive Tax & Accounting, respectively. For more information about Progressive, please visit https://www.psbgroup.net.

Conference Call Information
SmartFinancial will host a conference call to discuss the transaction on Wednesday, October 30, 2019, at 10:00 a.m. EST. The conference call materials will be published on the SmartFinancial investor relations page (www.smartfinancialinc.com/corporateprofile) by 8:00 a.m. EST on the day of the call. To access this interactive teleconference, dial (888) 317-6003 or (412) 317-6061 and ask to be joined into the SmartFinancial Call.  A replay of the conference call will be available through October 30, 2020, by dialing (877) 344-7529 or (412) 317-0088 and entering the confirmation number, 10136603.

Forward-Looking Statements
Statements in this press release may not be based on historical facts and may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to future period(s) or by the use of forward-looking terminology, such as “anticipate,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “would,” “could” or “intend,” future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to the expected impact of the proposed transaction between SmartFinancial and Progressive (the “Proposed Transaction”) on the combined entities’ operations, financial condition, and financial results, (ii) expectations regarding the ability of SmartFinancial to successfully integrate the combined businesses, and (iii) the amount of cost savings and other benefits that are expected to be realized as a result of the Proposed Transaction. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this press release because actual results could differ materially from those indicated in such forward-looking statements due to a variety of factors. These factors, include, but are not limited to, the ability to obtain regulatory approvals and meet other closing conditions required to complete the Proposed Transaction, including necessary approvals by Progressive’s shareholders, on the expected terms and schedule, delays in closing the Proposed Transaction, difficulties and delays in integrating the Progressive business or fully realizing cost savings from and other anticipated benefits of the Proposed Transaction, business disruption during and following the Proposed

Transaction, changes in interest rates and capital markets, inflation, customer acceptance of the combined business’s products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in SmartFinancial’s press releases and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date of this press release, and neither SmartFinancial nor Progressive undertake any obligation, and each specifically declines any obligation, to revise or update these forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Proposed Transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.
In connection with the Proposed Transaction, SmartFinancial will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of Progressive and a prospectus of SmartFinancial (the “Proxy Statement-Prospectus”), and SmartFinancial may file with the SEC other relevant documents concerning the Proposed Transaction. The definitive Proxy Statement-Prospectus will be mailed to the shareholders of Progressive. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT-PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Free copies of the Proxy Statement-Prospectus, as well as other filings containing information about SmartFinancial, may be obtained at the SEC’s Internet site (http://www.sec.gov), when they are filed by SmartFinancial. You will also be able to obtain these documents, when they are filed, free of charge, from SmartFinancial at www.smartfinancialinc.com. Copies of the Proxy Statement-Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to SmartFinancial, Inc., 5401 Kingston Pike, Suite 600, Knoxville, TN 37919, Attention: Ron Gorczynski, the Chief Financial Officer, Telephone: (865) 437-5724 or to Progressive, 500 North Main Street, Jamestown, Tennessee 38556 Attention: Ottis Phillips, Telephone: (615) 563-8011.

Participants in the Solicitation
SmartFinancial, Progressive and certain of their directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Progressive in connection with the Proposed Transaction. Information about SmartFinancial’s directors and executive officers is available in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on March 19, 2019. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement-Prospectus pertaining to the Proposed Transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.